UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-10415
                                                     ---------

                   Lazard Alternative Strategies Fund, L.L.C.
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              30 Rockefeller Plaza
                               New York, NY 10112
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Mr. Brian Simon
                              30 Rockefeller Plaza
                               New York, NY 10112
        ----------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-632-1584
                                                            ------------

                        Date of fiscal year end: March 31
                                                 --------

                    Date of reporting period: March 31, 2010
                                              --------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


Lazard Alternative Strategies Fund, LLC
(a Delaware Limited Liability Company)

FINANCIAL STATEMENTS
As of and for the Year Ended March 31, 2010
And Report of Independent Registered
Public Accounting Firm

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

TABLE OF CONTENTS

Management Commentary (unaudited)                                             1
Report of Independent Registered Public Accounting Firm                       4
Schedule of Investments                                                       5
Statement of Assets, Liabilities and Members' Capital - Net Assets            7
Statement of Operations                                                       8
Statements of Changes in Members' Capital - Net Assets                        9
Statement of Cash Flows                                                      10
Notes to Financial Statements                                                11
Company Management (unaudited)                                               23
Additional Information (unaudited)                                           25

(LAZARD LOGO)

May 2010

Dear Investor,

LAZARD ALTERNATIVE STRATEGIES FUND, LLC (the "Company") posted a 10.7% return over the twelve month period ended March 31, 2010. Since inception on September 1, 2001, the Company has posted an annualized return of 5.5%, net of all fees.

                                             APRIL 1, 2009 TO    ANNUALIZED SINCE
                                              MARCH 31, 2010    SEPTEMBER 1, 2001
                                             ----------------   -----------------
                                              RATE OF RETURN      RATE OF RETURN
LAZARD ALTERNATIVE STRATEGIES FUND, LLC(1)         10.7%               5.5%

INVESTMENT BY STRATEGY(2)

                                   (PIE CHART)

Event Driven                     20.50%
Long/Short                       10.66%
Relative Value                   37.62%
Tactical Trading                 19.00%
Other Assets, less Liabilities   12.22%

The twelve month period ended March 31, 2010 was defined by a massive rally in equity and credit markets. Developed equity markets rose approximately 50% in the U.S., United Kingdom and Germany while the Nikkei 225 Stock Average lagged at 38%. The superior emerging markets rally was headlined by Turkey, up almost 125% while India, Russia, and Brazil were all up between 68% and 100% for the year. China underperformed certain developed and emerging markets, up 33% for the period.

Credit also had a very strong year. High yield gained 56% and the JP Morgan EMBI+ Index (Global Diversified) was up almost 30%. Investment grade corporate bonds rose almost 24%, despite the headwinds of rising U.S. Treasury rates as indicated by the U.S. Treasury Index falling -1.2% for the year.

----------
(1) Returns are final and are reported net of fees, including any Incentive Allocation. Total return is calculated for the members as a whole. An individual member's return may vary from these returns based on management fee, Incentive Allocation and the timing of capital contributions. Past performance is not a reliable indicator of future results.

(2)  As of March 31, 2010. Allocations subject to change.

(LAZARD LOGO)

Commodities also had spectacular performance, with Copper, Orange Juice, Cotton and Crude up more than 50% and most other metals, grains, and energy products up over 30%. Natural Gas and Wheat defied the trend, falling -81% and -33% respectively.

The U.S. dollar was weakened against the Japanese yen and strengthened against the euro. The dollar ended the period at Y93.47/$, down -5% while the euro ended at $1.35/E, down -2% for the period.

During the year ended March 31, 2010, the Company lagged the returns to beta in equities and credit. However, given the Company's low beta exposures, performance was almost entirely attributable to positive alpha, which the bulk of managers were able to generate. Also encouraging is that manager allocations were close to optimal, where the best performers typically had the highest allocations while the worst performances came from liquidation stubs and managers with smaller allocations.

The 2009 calendar year ended up looking very similar to 2003, with the markets looking very shaky in January and February, transitioning in March and then rallying in more or less a straight line for the balance of the year (with the S&P 500 Index ending less than 4 points apart 1115.1 in 2009 versus 1111.92 in
2003). For the four years after 2003 and prior to the 2008 debacle, the S&P 500 Index compounded at roughly 7.5% per annum. Can we expect more of the same? The world is a very different place today. In particular, the weakness of the developed economies and strength in the emerging world, post-crisis, is a unique phenomenon in the modern era. While obviously implying significant risks, we believe this can produce tremendous opportunities across global equity, currency, interest rate and credit markets as well, which may generally favor hedge fund strategies.

One year ago we concluded our letter cautiously, expecting opportunity but looking for systemic financial market stability before committing capital. We have since committed capital and exploited opportunities while the markets ran ahead, not only of our expectations, but also of the health and repair of the financial system.

Our singular focus is on finding hedge fund managers with the potential for alpha generating ability on the investment side, integrity and robustness in business and operational structure, and appropriate liquidity characteristics. The pipeline and opportunity set are both full and we continue to seek attractive risk-adjusted returns with low beta correlations for our investors, regardless of market outcomes.

As always, please do not hesitate to call us with any questions or comments.

Sincerely,


/s/ Kit Boyatt            /s/ Christian Frei        /s/ Chris Heasman

Kit Boyatt                Christian Frei            Chris Heasman
Director                  Director                  Director
Lazard Asset Management   Lazard Asset Management   Lazard Asset Management
LLC                       LLC                       LLC

This commentary is for information purposes only and does not constitute an offer to sell any interests of the Company. Offers of interests of the Company will be made solely by means of a Confidential Memorandum.

The performance data of the indices and other market data have been prepared from sources and data that the Company's investment manager (the "Investment Manager") believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the allocations to Portfolio Funds, strategies and styles described in this report are as of March 31, 2010. These views and other information, including allocations, may have changed subsequent to this date. All capitalized but undefined terms will have the meanings ascribed to them in the accompanying Notes to Financial Statements.

(LAZARD LOGO)

An investment in any alternative investment is speculative, involves a high degree of risk, and may lose value. Privately offered investment vehicles are unregistered private investment funds or pools that invest and trade in many different markets, strategies, and instruments. Such funds generally are not subject to regulatory restrictions or oversight. Opportunities for redemptions and transferability of interests in these funds are restricted. The fees imposed, including management and incentive fees/allocations and expenses, may offset trading profits. Investors should not invest in any fund unless they are prepared to lose all or a substantial portion of their investment. The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and other matters discussed herein.

The performance of the Company is largely dependent on the talents and efforts of certain individuals. There can be no assurance that these investment professionals will continue to be associated with Lazard Asset Management LLC ("LAM") or Lazard Alternatives, LLC (the "Investment Manager") and the failure to retain such investment professionals could have an adverse effect on the Company.

The Company is subject to a number of actual and potential conflicts of interest involving the Investment Manager and its affiliates, including LAM ("Affiliates"). The Investment Manager and its Affiliates provide investment management services to other investors whose investment objectives may be similar to, or different from, the investment objective of the Company. The Managers, members, officers and employees of the Company, the Investment Manager and its Affiliates may buy and sell securities for their own account or for the account of others. The Investment Manager or an Affiliate may receive an Incentive Allocation and such a compensation arrangement may create an incentive to make investments that are riskier or more speculative than would be the case if such an arrangement were not in effect.

The Portfolio Funds selected by the portfolio management team may invest in securities of non-U.S. companies and which trade on non-U.S. exchanges. These investments are denominated or traded in currencies other than U.S. dollars involve certain considerations not typically associated with investments in U.S. issuers or securities denominated or traded in U.S. dollars. There may be less publicly available information about issuers in non-U.S. countries that may not be subject to uniform accounting, auditing and financial reporting standards and other disclosure requirements comparable to those applicable to U.S. issuers.

The Portfolio Funds selected by the portfolio management team will invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques (including but not limited to, arbitrage investing, investing in distressed and convertible securities, short selling and utilizing leverage) with significant risk characteristics. The Portfolio Funds invest wholly independently of one another and may at times hold economically offsetting positions or cause the Company to be concentrated. Investment management fees and the Incentive Allocation are charged to the Company or members by both the Investment Manager or an Affiliate as well as the managers of the Portfolio Funds.

(C) Lazard Asset Management LLC, 2010

(DELOITTE LOGO)

                                                     DELOITTE & TOUCHE LLP
                                                     1700 Market Street
                                                     Philadelphia, PA 19103-3984
                                                     USA

                                                     Tel: +1 215 245 2300
                                                     Fax: +1 215 569 2441
                                                     www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of
Lazard Alternative Strategies Fund, LLC:

We have audited the accompanying statement of assets, liabilities and members' capital - net assets of Lazard Alternative Strategies Fund, LLC (the "Company"), including the schedule of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, and the changes in members' capital - net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with the Portfolio Managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lazard Alternative Strategies Fund, LLC as of March 31, 2010, the results of its operations and its cash flows for the year then ended, and the changes in its members' capital - net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the Company's financial statements, the Company's financial statements include investments in Portfolio Funds valued at $101,430,632 (87.78% of the Company's members' capital), whose values have been estimated by management in the absence of readily determinable fair values. Management's estimates are based primarily on information provided by the managers of the Portfolio Funds.


(DELOITTE & TOUCHE LLP)

May 28, 2010

                                                        Member of
                                                        DELOITTE TOUCHE TOHMATSU

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

SCHEDULE OF INVESTMENTS AT MARCH 31, 2010

                                                                          PERCENTAGE
                                                                              OF
                                                                           MEMBERS'
                                                                COST        CAPITAL     FAIR VALUE
                                                            -----------   ----------   -----------
INVESTMENTS IN PORTFOLIO FUNDS (87.78%) #
EVENT DRIVEN (20.50%)
Bennelong Global Special Opportunities Fund Limited         $ 3,900,000     3.16%      $ 3,651,920
Farallon Capital Partners, L.P.**                                    --     1.94%        2,240,710
Litespeed Partners, L.P.                                      2,400,000     3.92%        4,528,932
Paulson Advantage, L.P.                                              --     4.21%        4,862,898
Restoration Partners, LLC                                     3,900,000     3.52%        4,067,728
Spinnaker Global Strategic Redemption Pool Ltd.**               465,784     0.47%          541,973
Sunbeam Opportunities Fund LLC                                3,500,000     3.28%        3,790,777
                                                            -----------                -----------
                                                             14,165,784                 23,684,938
                                                            -----------                -----------
LONG/SHORT (10.66%)
Bennelong Asia Pacific Multi-Strategy Equity Fund, L.P.**       238,921     0.31%          354,788
Jetstream Global Fund, L.P.                                          --     4.67%        5,401,852
Permian Fund, L.P.                                            3,100,000     2.48%        2,871,129
The Iridian Opportunity Fund, LP                              3,700,000     3.20%        3,698,433
                                                            -----------                -----------
                                                              7,038,921                 12,326,202
                                                            -----------                -----------
RELATIVE VALUE (37.62%)
Arrowgrass US Fund L.P.                                       3,000,000     2.74%        3,170,745
Blue Mountain Credit Alternatives Fund L.P.                   2,929,991     3.33%        3,844,397
Blue Mountain Equity Alternatives Fund L.P.                   1,636,901     2.02%        2,334,620
Brownstone Partners Catalyst Fund, LLC                        2,900,000     3.66%        4,224,886
CRC Credit Fund, Ltd.**                                       4,500,000     6.37%        7,359,781
Ionic Capital LLC                                             3,600,000     3.75%        4,330,815
Nisswa Fixed Income Fund L.P.                                 3,000,000     3.66%        4,229,759
Osmium Special Situations Onshore Fund, Ltd.                  3,750,000     3.64%        4,208,856
QFR Victoria Fund, Ltd.                                       1,351,469     4.88%        5,639,203
Victoria SPV**                                                    2,389     0.00%##          3,349
WAF Fund, L.P.                                                3,100,000     3.57%        4,120,028
                                                            -----------                -----------
                                                             29,770,750                 43,466,439
                                                            -----------                -----------

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

SCHEDULE OF INVESTMENTS AT MARCH 31, 2010 (CONCLUDED)

                                                                          PERCENTAGE
                                                                              OF
                                                                           MEMBERS'
                                                                COST        CAPITAL     FAIR VALUE
                                                            -----------   ----------   ------------
INVESTMENTS IN PORTFOLIO FUNDS (87.78%)# (CONCLUDED)
TACTICAL TRADING (19.00%)
Bear Stearns Structured Risk Partners Fund, L.P.**          $ 1,752,285      0.25%     $    282,078
CCP Quantitative Fund L.P.                                    1,100,000      0.94%        1,090,708
Comac Global Macro Fund Limited                               3,000,000      3.09%        3,573,181
Diamondback Partners, L.P.*                                   1,400,000      3.56%        4,116,686
GLC Diversified Fund, Ltd.                                    1,100,000      0.91%        1,052,099
Rubicon Global Partners, L.P.                                 2,600,000      3.72%        4,297,370
The Blenheim Fund, L.P.                                       2,800,000      4.60%        5,315,162
The Keynes Leveraged Quantitative Strategies Fund             1,100,000      0.98%        1,132,690
Welton Capital Markets Fund LLC                               1,100,000      0.95%        1,093,079
                                                            -----------                ------------
                                                             15,952,285                  21,953,053
                                                            -----------                ------------
TOTAL INVESTMENTS IN PORTFOLIO FUNDS                        $66,927,740                 101,430,632
                                                            ===========
OTHER ASSETS, LESS LIABILITIES (12.22%)                                                  14,116,944
                                                                                       ------------
MEMBERS' CAPITAL - NET ASSETS (100.00%)                                                $115,547,576
                                                                                       ============

#    Non-income producing security.

##   Less than 0.005% of members' capital.

*    Fair valued by Investment Adviser (Note 2).

** Portfolio Fund has suspended or gated redemptions, or represents a restricted investment.

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL - NET ASSETS

                                                                  MARCH 31, 2010
                                                                  --------------
ASSETS
Investments at fair value (cost $66,927,740)                       $101,430,632
Cash                                                                  3,286,710
Investments in Portfolio Funds paid in advance                        8,800,000
Redemption receivable from Portfolio Funds                            5,530,265
                                                                   ------------
   TOTAL ASSETS                                                     119,047,607
                                                                   ------------
LIABILITIES
Redemptions payable from contributing members' accounts               1,942,212
Redemption payable from Special Member account                            3,685
Contributions received in advance                                     1,108,000
Management fee payable                                                  280,510
Professional fees payable                                               106,016
Board of Managers' fees payable                                          26,500
Other accrued expenses                                                   33,108
                                                                   ------------
   TOTAL LIABILITIES                                                  3,500,031
                                                                   ------------
   NET ASSETS                                                      $115,547,576
                                                                   ============
MEMBERS' CAPITAL - NET ASSETS
Represented by:
Capital contributions (net)                                        $ 67,089,868
Accumulated net investment loss                                     (12,405,080)
Accumulated net realized gains                                       26,359,896
Accumulated net unrealized appreciation on investments               34,502,892
                                                                   ------------
   MEMBERS' CAPITAL - NET ASSETS                                   $115,547,576
                                                                   ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

STATEMENT OF OPERATIONS

                                                                       FOR THE
                                                                     YEAR ENDED
                                                                   MARCH 31, 2010
                                                                   --------------
INVESTMENT INCOME
   Interest                                                          $        --
EXPENSES
   Management fee                                                      1,082,555
   Professional fees                                                     226,209
   Accounting and administration fees                                    162,314
   Board of Managers' fees                                               100,750
   Custodian fees                                                         17,440
   Miscellaneous                                                          86,048
                                                                     -----------
      TOTAL EXPENSES                                                   1,675,316
                                                                     -----------
      NET INVESTMENT LOSS                                             (1,675,316)
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
   Net realized loss from investments                                   (567,668)
   Net change in unrealized appreciation on investments               13,449,156
                                                                     -----------
      NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS            12,881,488
                                                                     -----------
      NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS     $11,206,172
                                                                     ===========


                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

STATEMENTS OF CHANGES IN MEMBERS' CAPITAL - NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2009 AND MARCH 31, 2010

                                                            CONTRIBUTING    SPECIAL
                                                               MEMBERS      MEMBER        TOTAL
                                                            ------------   --------   ------------
MEMBERS' CAPITAL - NET ASSETS AT MARCH 31, 2008             $126,888,254   $     --   $126,888,254
Capital contributions                                         15,686,240         --     15,686,240
Capital redemptions                                          (24,799,102)        --    (24,799,102)
Net investment loss                                           (1,754,673)        --     (1,754,673)
Net realized loss from investments                            (2,654,895)        --     (2,654,895)
Net change in unrealized appreciation on investments          (6,330,703)        --     (6,330,703)
Accrued Incentive Allocation from January 1, 2009 to
   March 31, 2009                                                 (1,427)     1,427             --
                                                            ------------   --------   ------------
MEMBERS' CAPITAL - NET ASSETS AT MARCH 31, 2009             $107,033,694   $  1,427   $107,035,121
                                                            ============   ========   ============
Capital contributions                                         15,282,593         --     15,282,593
Capital redemptions                                          (17,902,624)   (73,686)   (17,976,310)
Net investment loss                                           (1,675,316)        --     (1,675,316)
Net realized loss from investments                              (567,668)        --       (567,668)
Net change in unrealized appreciation on investments          13,449,156         --     13,449,156
Actual Incentive Allocation from January 1, 2009 to
   December 31, 2009                                             (73,686)    73,686             --
Reverse accrued Incentive Allocation from January 1, 2009
   to March 31, 2009                                               1,427     (1,427)            --
Accrued Incentive Allocation from January 1, 2010 to
   March 31, 2010                                                (47,195)    47,195             --
                                                            ------------   --------   ------------
MEMBERS' CAPITAL - NET ASSETS AT MARCH 31, 2010             $115,500,381   $ 47,195   $115,547,576
                                                            ============   ========   ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

STATEMENT OF CASH FLOWS

                                                                                   FOR THE
                                                                                 YEAR ENDED
                                                                               MARCH 31, 2010
                                                                               --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in members' capital resulting from operations                      $ 11,206,172
   Adjustments to reconcile net increase in members' capital resulting from operations to net cash provided by operating activities:
   Purchases of Portfolio Funds                                                  (34,790,620)
   Proceeds from redemption of Portfolio Funds                                    38,057,986
   Net realized loss from investments                                                567,668
   Net change in unrealized appreciation on investments                          (13,449,156)
   Decrease in management fee payable                                                (15,366)
   Decrease in professional fees payable                                             (18,959)
   Increase in Board of Managers' fees payable                                         2,750
   Increase in other accrued expenses                                                 14,741
                                                                                ------------
   Net cash provided by operating activities                                       1,575,216
                                                                                ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contributions, net of change in contributions received in advance      16,140,593
   Capital redemptions, net of change in redemptions payable                     (24,666,933)
                                                                                ------------
   Net cash used in financing activities                                          (8,526,340)
                                                                                ------------
Net decrease in cash                                                              (6,951,124)
Cash at beginning of year                                                         10,237,834
                                                                                ------------
Cash at end of year                                                             $  3,286,710
                                                                                ============

                 See Accompanying Notes to Financial Statements

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010

1.   ORGANIZATION

     Lazard Alternative Strategies Fund, LLC (the "Company") was organized as a Delaware limited liability company on May 31, 2001. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non diversified, management investment company. The investment objective of the Company is to achieve long-term capital appreciation. The Company seeks to achieve its investment objective through the allocation of capital among selected alternative asset managers (the "Portfolio Managers") or the funds they operate ("Portfolio Funds"). The Company primarily invests in Portfolio Funds which are unregistered funds. Lazard Alternatives, LLC, a subsidiary of Lazard Asset Management LLC ("LAM"), a Delaware limited liability company, serves as the Company's investment adviser and manager (herein referred to as the "Investment Adviser" or "Lazard Alternatives") pursuant to an investment advisory agreement under which it directs the Company's investment program and pursuant to a management agreement under which it provides management and administration services to the Company. Lazard Alternative Strategies Holdings, LLC (the "Special Member"), an affiliate of the Investment Adviser, holds a non-voting special member interest (the "Special Member Account") in the Company for the purpose of receiving the Incentive Allocation. Lazard Alternatives is responsible for the day-to-day management of the Company. Responsibility for the oversight of the Company's business and affairs is vested in the individuals who serve as the members of the Board of Managers of the Company (the "Board").

2.   SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

     A.   NET ASSET VALUATION

     The net asset value of the Company is determined as of the close of business on the last business day of each month. The Company values interests in Portfolio Funds, valued at $101,430,632 (87.78% of members' capital) as of March 31, 2010, at fair value in accordance with procedures established by the Board, which ordinarily will be the value determined by the Portfolio Managers in accordance with the policies established by the relevant Portfolio Fund. Investments in Portfolio Funds are subject to the terms of the respective limited partnership agreements, limited liability company agreements and offering memoranda. Valuations of the Portfolio Funds may be subject to estimates and are net of management and performance-based incentive fees or allocations payable to the Portfolio Funds as required by the Portfolio Funds' offering documents.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   NET ASSET VALUATION (CONTINUED)

     If the Investment Adviser determines that the most recent value reported by the Portfolio Fund does not represent fair value or if the Portfolio Fund fails to report a value to the Company, a fair value determination is made under procedures established by and under the general supervision of the Board. As of March 31, 2010, certain Portfolio Funds have assets maintained by certain Lehman Brothers, Inc. entities ("Lehman"), or have engaged in certain transactions with such Lehman entities. As a result of bankruptcy, administration or similar proceedings being commenced by Lehman, these Portfolio Funds may not be able to recover all or any portion of those assets with respect to those transactions. As a result, certain Portfolio Funds have, in their judgment, made corresponding adjustments to their valuations to take this into account. In addition, the Investment Adviser has adjusted the fair value of one particular Portfolio Fund, in accordance with the Company's valuation procedures, and in consultation with the Board, based on information provided by the Portfolio Fund or obtained from sources that the Investment Adviser believes to be reliable. These adjustments have been reflected in the Company's financial statements. As of March 31, 2010, there was $4,116,686 (3.56% of members' capital) of investments in Portfolio Funds which was fair valued by the Investment Adviser. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

     FAIR VALUE MEASUREMENT: In accordance with GAAP, the Company applies fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques used to develop the measurements of fair value, and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels that follow.

     Level 1 - Quoted prices are available in active markets for identical investments as of the reporting date. The Company does not adjust the quoted price for these investments.

     Level 2 - Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies (including fair value of investments in Portfolio Funds with the ability to redeem at net asset value as of the measurement date, or within ninety days of the measurement date).

     Level 3 - Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment (including fair value of investments in Portfolio Funds that do not have the ability to redeem at net asset value within ninety days of the measurement date).

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   NET ASSET VALUATION (CONTINUED)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The Company classifies its investments based on the lowest level of input that is significant to the fair value measurement.

     The following tables summarize the valuation of the Company's investments and the fair values hierarchy levels as of March 31, 2010:

                                       Total Fair Value at
Description                               March 31, 2010     Level 1     Level 2       Level 3
-----------                            -------------------   -------   -----------   -----------
Investments in Portfolio Funds
   Event Driven                            $ 23,684,938        $--     $20,902,255   $ 2,782,683
   Long/Short                                12,326,202         --      11,971,414       354,788
   Relative Value                            43,466,439         --      36,103,309     7,363,130
   Tactical Trading                          21,953,053         --      17,554,289     4,398,764
                                           ------------        ---     -----------   -----------
Total Investments in Portfolio Funds       $101,430,632        $--     $86,531,267   $14,899,365
                                           ============        ===     ===========   ===========

     In September 2009, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2009-12, which includes guidance on fair value measurements and disclosures relating to investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). The guidance permits, as a practical expedient, an entity holding investments in certain entities that calculate NAV per share or its equivalent for which the fair value is not readily determinable, to measure the fair value of such investments on the basis of that NAV per share, or its equivalent, without adjustment. The guidance also requires disclosure of the attributes of investments within the scope of the guidance by major category of investment. Such disclosures include the nature of any restrictions on an investor's ability to redeem its investments at the measurement date, any unfunded commitments and the investment strategies of the investee. The guidance is effective for interim and annual periods ending after December 15, 2009. The Company has adopted this disclosure effective with the issuance of its March 31, 2010 financial statements.

     The changes in investments measured at fair value for which the Company used Level 3 inputs to determine fair values (including fair values of investments in Portfolio Funds that do not have the ability to redeem at net asset value within ninety days of the measurement date) are as follows:

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   NET ASSET VALUATION (CONTINUED)

                                                        CHANGE IN
                                                        UNREALIZED                       TRANSFERS IN
                    BALANCE AS OF   REALIZED GAIN /   APPRECIATION /   NET PURCHASES /   AND/OR OUT OF   BALANCE AS OF MARCH
DESCRIPTION        MARCH 31, 2009       (LOSS)         DEPRECIATION        (SALES)         LEVEL 3 *          31, 2010
-----------        --------------   ---------------   --------------   ---------------   -------------   -------------------
Event Driven         $25,544,477      $ 1,286,527       $   946,377      $ (4,092,443)   $(20,902,255)       $ 2,782,683
Long/Short            21,784,749         (722,687)        2,502,532       (11,238,392)    (11,971,414)           354,788
Relative Value        31,175,663       (1,151,035)        6,149,235         4,957,956     (33,768,689)         7,363,130
Tactical Trading      21,066,072          122,872         3,851,012          (752,283)    (19,888,909)         4,398,764
                     -----------      -----------       -----------      ------------    ------------        -----------
Total                $99,570,961      $  (464,323)      $13,449,156      $(11,125,162)   $(86,531,267)       $14,899,365
                     ===========      ===========       ===========      ============    ============        ===========

     Net change in unrealized appreciation on Level 3 assets still held as of March 31, 2010 is $1,449,210.

(*) Transfers out represent investments in Portfolio Funds that were previously categorized as Level 3 investments for the year ended March 31, 2009. In accordance with recently issued authoritative guidance, these investments are being categorized as Level 2 investments as of March 31, 2010.

     Realized and unrealized gains (losses) recorded for Level 3 investments are reported as net realized loss from investments and net change in unrealized appreciation on investments in the Statement of Operations, as are the changes in unrealized gain (losses) related to investments held at March 31, 2010.

     The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Portfolio Funds held in the Company as of March 31, 2010. Portfolio Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Company had no unfunded capital commitments as of March 31, 2010.

     The investment manager believes the Portfolio Funds that have either gated or suspended redemptions will lift the gate and remove the suspension of redemptions by December 31, 2010.

     The investments in side pockets were entered into at various times since inception of the Company. One investment in a side pocket through an investment in a Portfolio Fund, representing 1.94% of members' capital, was entered into in 2001. A second investment in a side pocket through an investment in a Portfolio Fund, representing less than 0.005% of members' capital, was entered into in 2009. A third investment in a side pocket through an investment in a Portfolio Fund, representing 0.31% of members' capital, was entered into in 2010.

     The Portfolio Funds in the event-driven strategy rely on the anticipated occurrence of particular corporate events, such as mergers and acquisitions or bankruptcy. The profitability of these investments depends on the timely conclusion of the anticipated event and the realization of expected valuations. Because investments are situation-specific, returns are relatively unaffected by the movements of markets, although supply of opportunities in particular styles may be

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   NET ASSET VALUATION (CONTINUED)

     impacted by market conditions. Strategy styles falling within this style include distressed securities, merger arbitrage and special situations such as spin-offs, restructurings and recapitalizations. The Portfolio Funds within this strategy have monthly to annual liquidity, and are generally subject to a 45 to 120 day notice period. For one Portfolio Fund in this strategy, representing approximately 1.94% of members' capital, the Company is invested in a side-pocket which is not currently redeemable. One Portfolio Fund in this strategy, representing 0.47% of members' capital has suspended redemptions. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

     The Portfolio Funds in the long/short strategy combine long positions in a portfolio of securities with short positions in other securities in order to reduce, but not eliminate, exposure to price levels in the market. The long/short strategy aims at seizing opportunities in both rising and falling markets. The strategy covers a wide range of risk and return combinations. The returns from this strategy, while driven primarily by security selection, are often more highly correlated with benchmark indices than other hedge fund strategies due to a bias toward net exposure practiced by most portfolio managers. This strategy is predominantly used in equity markets and typically involves some level of leverage applied to the long portfolio. Futures and options on equity indices can be used to establish short exposure and manage risk. Strategy styles included in this category are long/short equities, short-selling only and stock picking. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 30 to 60 day notice period. For one Portfolio Fund in this strategy, representing approximately 0.31% of members' capital, the Company is invested in a side-pocket and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

     Relative value Portfolio Managers seek to exploit disparities in pricing relationships between instruments with similar pricing characteristics. Quantitative security selection techniques are often used to identify and capture profits from securities the Portfolio Managers believe are over or under valued and to reduce risk by balancing long and short market exposures. The residual risk created by this process is a spread position whose management requires an understanding of the factors determining the spread. The relative value strategy is not dependent on the general direction of market movements, and often involves arbitrage techniques. The returns tend to have low correlations relative to benchmark indices. Several strategies are included in this style: fixed-income arbitrage, convertible bond arbitrage, statistical arbitrage, volatility arbitrage and equity market neutral investing. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 45 to 90 day notice period. One Portfolio Fund in this strategy, representing 6.37% of members' capital is subject to a gate provision. For one Portfolio Fund in this strategy, representing less than 0.005% of members' capital, the Company is invested in a side-pocket and is not currently redeemable. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A.   NET ASSET VALUATION (CONTINUED)

     The tactical trading strategy speculates on the direction of prices of equities, bonds, currencies and commodities in cash and derivatives. The returns from this type of strategy can be volatile given the liberal use of leverage, often enhanced with derivatives, and the "outright" or un-hedged nature of the positions. The correlation of returns with traditional benchmarks tends to be low. The tactical trading strategy can be either system-driven or discretionary. System-driven portfolio managers deploy trend-following and other computer-driven models based on technical analysis of price data, while discretionary portfolio managers rely more on fundamental analysis, though technicals are not ignored. In either case, the portfolio managers' skill is in timing the entry and exit of their positions. Global macro hedge funds and commodity trading advisors (CTAs) fall into this category. The Portfolio Funds within this strategy have monthly to quarterly liquidity, and are generally subject to a 15 to 120 day notice period. One Portfolio Fund in this strategy, representing 0.25% of members' capital, is subject to a gate provision. The remaining Portfolio Funds in this strategy can be redeemed with no restrictions as of the measurement date.

     A detailed depiction of each investment in the portfolio by investment strategy can be found in the Schedule of Investments.

     B.   INVESTMENT INCOME AND EXPENSE

     Interest income is recorded on an accrual basis. The Portfolio Funds do not make regular cash distributions of income and gains and so are considered non-income producing securities.

     C.   GAINS AND LOSSES

     A partial sale of a Portfolio Fund will first reduce the cost basis of the Portfolio Fund. Once the cost basis is depleted, a gain will be realized on any proceeds received in excess of the cost basis. If a cost basis remains after all the proceeds have been received, a loss will be realized in the amount of the remaining cost basis.

     D.   COMPANY EXPENSES

     The Company will bear all expenses incurred in the business of the Company, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Company's account; legal fees; accounting and auditing fees; costs of insurance; registration expenses; and expenses of meetings of the Board. The Company will also bear the management fee paid to the Investment Adviser.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     E.   INCOME TAXES

     As the Company will be treated as a partnership for federal, state and local income tax purposes, each member is individually required to report income or loss on its own tax return based on its share of the Company's taxable income or loss. Therefore, no provision for the payment of federal, state or local income taxes has been made. The Company may be subject to withholding taxes on certain dividends. The Company is subject to examination by U.S. federal tax authorities and various state tax authorities for the tax years ended December 31, 2006 through December 31, 2009.

     The Company follows the authoritative guidance for uncertainty in income taxes included in FASB Accounting Standards Codification ("ASC") 740, Income Taxes (formerly FASB Interpretation No. 48), as amended by ASU 2009-06, Implementation Guidance on Accounting for Uncertainty in Taxes and Disclosures Amendments for Nonpublic Entities. This guidance requires the Company to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement, which could result in the Company recording a tax liability that would reduce members' capital.

     The Company reviews and evaluates tax positions in its major jurisdictions and determines whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Company has determined the major tax jurisdictions where the Company is organized and where the Company makes investments; however, no reserves for uncertain tax positions were required to have been recorded as a result of the adoption of such guidance for any of the Company's open tax years. The Company's tax returns remain open for examination by tax authorities for a period of three years from when they are filed. As a result, no other income tax liability or expense has been recorded in the accompanying financial statements. The Company recognizes tax related interest and penalties, if applicable, as a component of income tax expense. For the year ended March 31, 2010, no such amounts were recognized.

     F.   CASH

     The Company treats all non-interest bearing accounts that mature within three months from the date of purchase as cash equivalents. At March 31, 2010, $3,286,710 was held in a non-interest bearing account at PFPC Trust Company.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     G.   ESTIMATES

     The preparation of financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members' capital from operations during the reporting year. Actual results could differ from these estimates.

3.   MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY AND OTHER TRANSACTIONS

     Lazard Alternatives provides certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, preparing marketing and investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and federal regulators, providing certain legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. As the Investment Adviser, Lazard Alternatives is also responsible for managing the Company's assets and selecting Portfolio Funds. In consideration for such services, the Company pays Lazard Alternatives a quarterly management fee of 0.25% (1% on an annualized basis) of the Company's net assets.

     Net profits or net losses of the Company for each allocation period are allocated among and credited to or debited against the capital accounts of all members (but not the Special Member Account) as of the last day of each allocation period in accordance with the members' respective investment percentages for the allocation period.

     Generally at the end of each calendar year, an incentive allocation of 10% of the profits, if any, that have been credited to the capital account of a contributing member during the period (an "Incentive Allocation") will be debited from the contributing member's capital account (including the Investment Adviser's capital account) and credited to the Special Member Account; provided, however, that such Incentive Allocation will only be payable if the percentage increase in the contributing member's capital account balance during such calendar year, or such lesser period corresponding to such contributing member's investment, attributable to the net profits credited to the contributing member's capital account during such period (before deduction for Incentive Allocation) exceeds the hurdle rate. The hurdle rate is the average of the month-end LIBOR rates (London Interbank Offered Rates for U.S. Dollar deposits with a three month term). At December 31, 2009, there was an Incentive Allocation of $73,686, and the accrued Incentive Allocation for the three months ended March 31, 2009 of $1,427 was reversed. The accrued Incentive Allocation for the three months ended March 31, 2010 was $47,195.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

3. MANAGEMENT FEE, INCENTIVE ALLOCATION, RELATED PARTY AND OTHER TRANSACTIONS (CONTINUED)

     Each member of the Board ("Manager") who is not an "interested person" of the Company, as defined by the 1940 Act ("Independent Managers"), received an annual retainer of $10,000 plus a fee for each meeting attended. As of March 31, 2010, one Manager is an "interested person" of the Company. All Independent Managers are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

     At March 31, 2010, related parties of the Investment Adviser and/or the Special Member held contributing member interests of $29,233,850 which is equal to approximately 25.30% of total members' capital.

     PFPC Trust Company serves as custodian of the Company's assets and provides custodial services for the Company. PNC Global Investment Servicing, Inc. serves as administrator and accounting agent to the Company and in that capacity provides certain accounting, record keeping, and investor related services. The Company pays a monthly fee to the administrator based upon average net assets, subject to a minimum monthly fee, and reimburses certain of the administrator's expenses.

4.   SECURITIES TRANSACTIONS

     Aggregate purchases and proceeds from redemption of Portfolio Funds for the year ended March 31, 2010 amounted to $25,990,620 and $37,012,437, respectively. The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Company from the Portfolio Funds. The allocated taxable income is reported to the Company by the Portfolio Funds. The Company has not received information from the Portfolio Funds as to the amounts of taxable income allocated to the Company as of March 31, 2010.

     Certain Portfolio Funds may suspend redemptions or invoke a gate limiting the ability of the Company to redeem from such Portfolio Funds. As of March 31, 2010, certain Portfolio Funds with a fair value of $7,641,859 (7.53% of total investments in Portfolio Funds) had gated redemptions, and certain Portfolio Funds with a fair value of $541,973 (0.53% of total investments in Portfolio Funds) had suspended redemptions. As of March 31, 2010, certain Portfolio Funds with a fair value of $2,598,847 (2.56% of total investments in Portfolio Funds) were invested in side pockets and are not currently redeemable.

5.   RISK FACTORS

     An investment in the Company involves a high degree of risk, including the risk that the entire amount invested may be lost. The Company allocates assets to Portfolio Managers and invests in Portfolio Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets,

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

5.   RISK FACTORS (CONTINUED)

     the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

     The Company maintains cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

     So as to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Company may limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities. Alternatively, to facilitate investments in Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote securities in, certain Portfolio Funds. In cases where the Company purchases non-voting securities of, or waives its right to vote securities in, a Portfolio Fund, the Company will not be able to vote on matters that require the approval of security holders of the Portfolio Fund, including matters that may be adverse to the Company's and its members' interests.

     Some of the Portfolio Funds may invest all or a portion of their assets in private placements which may be illiquid. Some of these investments are held in so-called "side pockets", sub-funds within the Portfolio Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity that an investment in the Portfolio Funds may provide. Were the Company to seek to liquidate its investment in a Portfolio Fund which maintains these investments in a side pocket arrangement or which holds substantially all of its assets in illiquid securities, the Company might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, during the period until the Company fully liquidated its interest in the Portfolio Fund, the value of its remaining investment in the Portfolio Fund would fluctuate. As of March 31, 2010, approximately 2.56% of the investments in Portfolio Funds by the Company were invested in side pockets.

6.   PORTFOLIO FUNDS

     The following is a summary of the investment objective and liquidity provisions of the Portfolio Fund that exceeds 5% of the Company's members' capital at March 31, 2010.

     CRC Credit Fund, Ltd. seeks to generate superior returns by investing primarily in asset-backed securities and other collaterized debt obligations and structured credits. CRC Credit Fund, Ltd. allows for redemptions as of the last business day of any calendar month, although subject to gate provisions.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

7.   REPURCHASE OF COMPANY INTERESTS

     The Board may, from time to time and in its sole discretion, determine to cause the Company to repurchase interests or portions of interests in the Company from members pursuant to written tenders by members. The Investment Adviser expects that it will recommend to the Board that the Company offer to repurchase interests from members four times each year, effective as of March 31st, June 30th, September 30th, and December 31st of each year.

8.   GUARANTEES

     In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company's maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Company's experience, the risk of loss from such claims is considered remote.

9.   FINANCIAL HIGHLIGHTS INFORMATION

                                                         YEARS ENDED MARCH 31,
                                       --------------------------------------------------------
                                         2010        2009        2008        2007        2006
                                       --------    --------    --------    --------    --------
Total return before Incentive
   Allocation*                            10.83%      (7.82%)      4.02%       9.28%      10.73%
Incentive Allocation                       0.11%       0.00%      (0.64%)     (0.92%)     (1.09%)
                                       --------    --------    --------    --------    --------
Total net return after Incentive
   Allocation*                            10.72%      (7.82%)      3.38%       8.36%       9.64%
                                       ========    ========    ========    ========    ========
Members' capital, end of year (000)    $115,548    $107,035    $126,888    $112,104    $111,247
Portfolio Turnover                           25%         21%         28%         45%         28%
Ratios to average members' capital:
Net investment loss                       (1.52%)     (1.41%)     (1.27%)     (1.32%)     (1.04%)
Operating expenses, before Incentive
   Allocation                              1.52%       1.44%       1.44%       1.55%       1.33%
Incentive Allocation                       0.11%       0.00%       0.63%       0.84%       0.89%
                                       --------    --------    --------    --------    --------
Operating expenses and Incentive
   Allocation                              1.63%       1.44%       2.07%       2.39%       2.22%
                                       ========    ========    ========    ========    ========

* Total return is calculated for the contributing members as a whole. An individual member's return may vary from these returns based on the timing of capital contributions.

LAZARD ALTERNATIVE STRATEGIES FUND, LLC
(A DELAWARE LIMITED LIABILITY COMPANY)

NOTES TO FINANCIAL STATEMENTS - MARCH 31, 2010 (CONTINUED)

10.  RECENTLY ISSUED ACCOUNTING STANDARDS

     In January 2010, the FASB issued Accounting Standards Update No. 2010-06 ("ASU 2010-06") IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS, which, among other things, amends ASC 820, FAIR VALUE MEASUREMENTS AND DISCLOSURES, to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items as gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years). The impact on the Company's financial statement disclosures, if any, is currently being assessed.

11.  SUBSEQUENT EVENTS

     The Investment Adviser has evaluated the impact of all subsequent events on the Company through the date the financial statements were issued, and has determined that there were no additional events that require disclosure other than additional capital contributions of $696,000 that were recorded on May 1, 2010.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
(A DELAWARE LIMITED LIABILITY COMPANY)

COMPANY MANAGEMENT (UNAUDITED)

NAME (AGE)                         POSITION WITH THE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
ADDRESS(1)                            COMPANY(2)                    AND OTHER DIRECTORSHIPS HELD
----------                     ------------------------   -----------------------------------------------

NON-INTERESTED MANAGERS:

   Kenneth S. Davidson (65)    Manager                    President, Davidson Capital Management
                               (since May 2006)           Corporation; President, Aquiline Advisors LLC;
                                                          Trustee, The Julliard School; Chairman of the
                                                          Board, Bridgehampton Chamber Music Festival;
                                                          Trustee, American Friends of the National
                                                          Gallery, London.

   Nancy Eckl (47)             Manager                    Former Vice President, Trust Investments,
                               (since February 2007)      American Beacon Advisors, Inc. ("American
                                                          Beacon") and Vice President of certain funds
                                                          advised by American Beacon; Trustee, College
                                                          Retirement Equities Fund (8 accounts); Trustee,
                                                          TIAA-CREF Funds (47 funds) and TIAA-CREF Life
                                                          Funds (10 funds) and member of the Management
                                                          Committee of TIAA Separate Account VA-1.

   Leon Pollack (69)           Manager                    Former Managing Director, Donaldson Lufkin &
                               (since August 2001)        Jenrette; Trustee, Adelphi University.

   Richard Reiss (66)          Manager                    Chairman, Georgica Advisors LLC, an investment
                               (since March 2002)         manager; Director, O'Charley's Inc., a
                                                          restaurant chain.

   Robert M. Solmson (62)      Manager                    Director, Colonial Willamsburg Co.; Former
                               (since August 2005)        Chief Executive Officer and Chairman, RFS Hotel
                                                          Investors, Inc.: Former Director, Morgan Keegan
                                                          & Co., Inc.; Former Director, Independent Bank,
                                                          Memphis.

INTERESTED MANAGER (3):

   John R. Reinsberg (54)      Manager                    Deputy Chairman, LAM; Member of University of
                               (since September 2009)     Pennsylvania School of Arts and Sciences Board
                                                          of Overseers and Huntsman Program Advisory
                                                          Board; Member of Board of Directors of the
                                                          Alliance for Cancer Gene Therapy; Member of
                                                          Board of Directors of The Jewish Museum;
                                                          Director of the U.S. Institute (Institutional
                                                          Investor).

OFFICERS WHO ARE NOT MANAGERS:

   Jagatnarine Churaman (37)   Chief Financial Officer    Director (since March 2009); previously Senior
                               (since August 2003)        Vice President (2006-2008) and Vice President
                                                          (2004-2005), of LAM.

   Brian D. Simon (48)         Assistant Secretary        Director (since January 2006) and Chief
                               (since August 2003) and    Compliance Officer (since January 2009) of LAM
                               Chief Compliance Officer   and Lazard Alternatives; and previously Senior
                               (since January 2009)       Vice President (2002 to 2005) of LAM.

   Nathan A. Paul (37)         Secretary                  Managing Director and General Counsel of LAM.
                               (since August 2001)
                               (August 2001)

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
(A DELAWARE LIMITED LIABILITY COMPANY)

COMPANY MANAGEMENT (UNAUDITED) (CONCLUDED)

(1) The address of each Manager and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2) Each Manager was elected to the Board in September 2009. Mr. Davidson, Ms. Eckl, Mr. Pollack, Mr. Reiss, and Mr. Solmson also serve as Directors for The Lazard Funds, Inc., Lazard Retirement Series Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (total comprised of 21 investment portfolios) (the "Lazard Funds"). Messrs. Simon and Paul also serve in the same respective capacities for the Lazard Funds. All Managers and officers serve for terms of indefinite duration.

(3) Mr. Reinsberg is considered an "interested person," as defined by the 1940 Act, of the Company by virtue of his affiliation with the Investment Adviser.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
(A DELAWARE LIMITED LIABILITY COMPANY)

ADDITIONAL INFORMATION (UNAUDITED) - MARCH 31, 2010

     BOARD CONSIDERATION OF ADVISORY AGREEMENT

     At the meeting of the Company's Board of Managers held on November 18-19, 2009, the Board of Managers considered the approval, for an additional annual period, of the management agreement and the advisory agreement (together, the "Advisory Agreement") between the Company and Lazard Alternatives. The Independent Managers were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of LAM and Lazard Alternatives.

     SERVICES PROVIDED

     Representatives of Lazard Alternatives and LAM discussed with the Board of Managers the nature, extent and quality of services provided to the Company as outlined in the written materials and information supplied to the Managers. As of September 30, 2009, the Company comprised approximately $108 million of the $671 million total assets under management by Lazard Alternatives. The representatives also discussed the structure and capabilities of Lazard Alternatives and LAM, including technology and operations, which support the services provided to the Company.

     The Managers assessed the nature, scope and quality of services provided to the Company by Lazard Alternatives. In doing so, the Managers considered the research and portfolio management capabilities of Lazard Alternatives, as well as the extensive administrative and compliance infrastructure of Lazard Alternatives and LAM, which was discussed with the Managers and which was comprehensively outlined in the materials provided to the Managers relating to consideration of the Agreements. The Managers also reviewed and discussed the experiences and qualifications of key personnel of Lazard Alternatives and LAM, and reviewed biographical information regarding such personnel. In addition, they reviewed the financial information and other information provided regarding Lazard Alternatives and LAM included in the materials. After this discussion, the Independent Managers noted their overall satisfaction with the nature, extent and quality of services provided by Lazard Alternatives and concluded that the Company was receiving all services required from Lazard Alternatives under the Advisory Agreement

     COMPARATIVE PERFORMANCE AND FEES

     The Managers reviewed and discussed the performance information provided by Lazard Alternatives and reviewed the performance of the Company relative to that of comparable funds, and concluded that the Company's performance was in line with the performance of similar registered funds. The Managers then reviewed and considered the management/advisory fee and incentive allocation/performance fee comparisons provided by Lazard Alternatives. The Managers reviewed and discussed these fees for the Company, as well as for other similar funds. The Independent Managers determined that the combination of the management fee and Incentive Allocation for the Company was within the range of the management/advisory fees and incentive allocations/performance fees associated with similar funds.

LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
(A DELAWARE LIMITED LIABILITY COMPANY)

ADDITIONAL INFORMATION (UNAUDITED) (CONCLUDED) - MARCH 31, 2010

     LAZARD ALTERNATIVES PROFITABILITY AND ECONOMIES OF SCALE

     The Board of Managers reviewed information prepared by Lazard Alternatives for the Company relating to the estimated costs and profits expected to be realized by Lazard Alternatives and its affiliates resulting from their relationships with the Company for the one-year period ending December 31, 2009. The Board of Managers discussed the information provided, including the methodology of allocating dollar amounts of expenses to the different products managed by Lazard Alternatives and profits realized by Lazard Alternatives. The representatives of Lazard Alternatives represented that Lazard Alternatives had not received any significant indirect benefits from its relationships with the Company. After review, the Independent Managers determined that the profitability amount indicated therein was not so disproportionately large that it bore no reasonable relationship to the services rendered and also determined that, given the overall service levels, the current profitability of Lazard Alternatives resulting from its relationship with the Company was not excessive.

     With regard to economies of scale, the Independent Managers noted that although the net assets of the Company have grown since its inception, the Company has not reached a size for Lazard Alternatives to realize significant economies of scale from its management that should be shared with the members.

     The Board of Managers considered the conclusions and determinations described above and, without any one factor being dispositive, determined that approval of the renewal of the Advisory Agreement was in the best interests of the Company and its members.

     OTHER INFORMATION

     A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available at the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov and may be obtained at no charge by calling collect 212-632-6409. The Company's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 212-632-6409 and (2) on the SEC's website at www.sec.gov. INFORMATION AS OF JUNE 30 EACH YEAR WILL GENERALLY BE AVAILABLE BY THE FOLLOWING AUGUST 31.

     The Company files a complete schedule of portfolio holdings on Form N-Q with the SEC within 60 days after the end of the first and third fiscal quarters. The Company's Form N-Q filings are available at http://www.sec.gov and may be obtained at no charge by calling collect 302-791-2595. The Company's Form N-Q filings also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of managers has determined that Richard Reiss and Nancy Eckl are qualified to serve as audit committee financial experts serving on its audit committee and that Mr. Reiss and Ms. Eckl are each "independent," as defined by Item 3 of Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,125 for 2009 and $38,000 for 2010.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $79,500 for 2009 and $82,000 for 2010.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The registrant's Audit Committee pre-approves the Auditor's engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $306,750 for 2009 and $243,300 for 2010.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6.  INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                            LAZARD ALTERNATIVES, LLC
                           LAZARD ASSET MANAGEMENT LLC
                              30 ROCKEFELLER PLAZA
                          NEW YORK, NEW YORK 10112-6300

                       INFORMATION REGARDING PROXY VOTING
                    POLICIES AND PROCEDURES FOR FUND OF FUNDS
                    -----------------------------------------

         Lazard Alternatives, LLC (the "Adviser") provides investment advisory services to private investment funds and a registered investment funds whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds"). From time to time, the Adviser may be asked to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds. The Adviser exercises its voting authority through its managing member, Lazard Asset Management LLC (together with the Adviser, "Lazard"). Lazard has adopted Proxy Voting Policies and Procedures for Fund of Funds Products (the "Procedures") to ensure that it exercises its authority in an appropriate manner, consistent with clients' best interests.

         The Portfolio Management Team of Lazard responsible for Lazard's fund of funds products is responsible for making all proxy voting decisions. Proposals are categorized as "routine" or "non routine." Routine matters are typically proposed by management of a Fund, and generally, Lazard will vote "for" routine matters. Non-routine matters involve a variety of issues and may be proposed by management or beneficial owners of a Fund. Non-routine matters include proposals such the approval or renewal of investment advisory agreements, the termination or liquidation of a Fund, an increase in fees charged by a Fund, or a material change to the capital structure of a Fund. Lazard generally considers these matters on a case-by-case basis, although it will vote "against" proposals that negatively affect the rights or interests of investors in a Fund.

         At times, conflicts may arise between the interests of a fund managed by Lazard, on the one hand, and the interests of Lazard or its affiliates, on the other hand. If Lazard determines that it has, or may be perceived to have, a material conflict of interest when voting a proxy, it will seek to alleviate the conflict by voting in accordance with its approved policies. In situations where Lazard believes it is in its clients' best interest to depart from an approved policy, or the policy requires a case-by-case determination, Lazard may nevertheless vote on the proposal if the vote is against Lazard's own interest. Alternatively, Lazard may delegate the voting decision to a third party, seek client consent, or obtain approval of the voting decision from Lazard's General Counsel. A copy of the Procedures is available on request. If you would like to receive a copy of the Procedures, or information about how Lazard voted on a proposal, you should contact Sam Gere at
(212) 632-6174.

Dated as of April 1, 2005


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


(a)(1) The registrant's portfolio is managed on a team basis. The following persons are the persons primarily responsible for the day-to-day management of the registrant's portfolio.

         Christian Frei (since inception on September 1, 2001). Mr. Frei is a Director of Lazard Alternatives, LLC ("Lazard"). Before joining Lazard, he was the head and Chief Investment Officer of JP Morgan Investment Management's Hedge Fund Group. He holds a B.Sc. (ENG) in Biochemical Engineering from University College of London, and is a CFA Charterholder.

         Christopher Boyatt (since inception on September 1, 2001). Mr. Boyatt is a Director of Lazard. Before joining Lazard, he was head of Research for JP Morgan Investment Management's Hedge Fund Group and led the portfolio management effort for the Group's Multi Manager Strategies Funds. He has an M.B.A. from the University of Pennsylvania's Wharton School, and a B.A. from Princeton University.

         Chris Heasman (since inception on September 1, 2001). Mr. Heasman is a Director of Lazard. Before joining Lazard, he led the development and portfolio management of JP Morgan Investment Management's Hedge Fund Group's Structured Hedge Fund products. He was also responsible for manager due diligence and portfolio research.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

         OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBER

     --------------------------------------------------------------------------------------------------------------------------
                                                                                                  No. of
                                                                                                 Accounts      Total Assets in
           Name of                                                                                where            Accounts
          Portfolio         Registered     Other Pooled                                        Advisory Fee     where Advisory
          Manager or        Investment      Investment         Other                           is Based on     Fee is Based on
         Team Member        Companies*      Vehicles*#        Accounts       Total Assets      Performance       Performance*
     --------------------------------------------------------------------------------------------------------------------------
     Christian Frei         1 (115.5 M)     4 (485.1M)           0             600.6 M              5             600.6 M
     --------------------------------------------------------------------------------------------------------------------------
     Christopher Boyatt     1 (115.5 M)     4 (485.1M)           0             600.6 M              5             600.6 M
     --------------------------------------------------------------------------------------------------------------------------
     Chris Heasman          1 (115.5 M)     4 (485.1M)           0             600.6 M              5             600.6 M
     --------------------------------------------------------------------------------------------------------------------------

              * Total assets in accounts as of March 31, 2010.
              # Includes a feeder fund that invests substantially all of its assets in the registrant.

         POTENTIAL CONFLICTS OF INTERESTS

         The Investment Advisers Act of 1940, as amended, generally provides that an investment adviser has a fiduciary duty and obligation to act in the best interests of each of its clients and to place its clients' interests before its own. Lazard Alternatives, LLC (the "Lazard") advises private investment vehicles, hedge funds, and other managed accounts (each, a "Client"), and in advising such Clients Lazard must determine whether an investment in an underlying fund is suitable for a specific Client based on a variety of factors. Lazard has adopted a basic policy to provide equal and fair treatment to all Clients consistent with Lazard's duty of loyalty to each Client. Lazard will consider, among other things, the following issues when determining how to allocate investment opportunities in underlying funds among its
         Clients:

         (i)    The amount of investable assets available to a particular
                Client;

         (ii)   The liquidity needs of a particular Client;

         (iii)  The available capacity of an underlying fund;

         (iv)   The investment objectives or strategies of a particular Client;

         (v) The applicable investment restrictions with respect to a particular Client; and

         (vi) The legal, regulatory or tax regimes applicable to a particular Client, which may prohibit a particular Client from participating in an investment or make a particular investment inappropriate or otherwise not a sound investment for the Client.

(a)(3)   COMPENSATION STRUCTURE OF MANAGEMENT TEAM MEMBERS

         Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash and stock. Various factors are considered in the determination of a portfolio manager's compensation. The portfolio manager's of the registrant have a set salary paid semi-monthly and an annual bonus. Subject to a certain minimum amount, the bonus for each portfolio manager consists of a portion of the management fee and incentive allocation payable to the registrant from Clients, which is generally calculated as a percentage of the net capital appreciation of the portfolio's managed by the registrant in excess of the return of the London Interbank Offering Rates for U.S. dollar deposits having a 3-month term.

(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

         As of March 31, 2010, the investment managers of the Fund own the following capital interests in the Company.



                Investment Manager              Beneficial Ownership
                ------------------              --------------------

                Christian Frei                   $100,001-$500,000
                Christopher Boyatt               $100,001-$500,000
                Chris Heasman                            $0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the managers may recommend nominees to the registrant's board of managers.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Lazard Alternative Strategies Fund, L.L.C.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ John Reinsberg
                         -------------------------------------------------------
                           John Reinsberg, Chief Executive Officer
                           (principal executive officer)

Date                       May 28, 2010
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ John Reinsberg
                         -------------------------------------------------------
                           John Reinsberg, Chief Executive Officer
                           (principal executive officer)

Date                       May 28, 2010
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By (Signature and Title)*  /s/ Jagatnarine Churaman
                         -------------------------------------------------------
                           Jagatnarine Churaman, Chief Financial Officer
                           (principal financial officer)

Date                       May 28, 2010
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* Print the name and title of each signing officer under his or her signature.